                                                                    EXHIBIT 2.10


                         SECOND SUPPLEMENTAL INDENTURE
                         -----------------------------

     SECOND SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of
                                          ----------------------
September 8, 2000, among, AZ Pallet, Inc., a Delaware corporation, Bromley Acquisition, Inc., a Delaware corporation, Texas Pallet Acquisition, Inc., a Delaware corporation, and George Belfer Drum & Barrel Co., a Michigan corporation, each an indirect wholly owned subsidiary of the Company (collectively, the "New Guarantors"), IFCO Systems N.V., Inc., a limited
                    --------------
liability company incorporated in the Netherlands (the "Company), the Guarantors
                                                        -------
(the "Existing Guarantors") under the Indenture referred to below, and The Bank
      -------------------
of New York, as trustee under the Indenture referred to below (the "Trustee").
                                                                    -------

                              W I T N E S S E T H:
                              -------------------

     WHEREAS the Company has heretofore executed and delivered to the Trustee an Indenture (as such may be amended from time to time, the "Indenture"), dated as of March 8, 2000, providing for the issuance of its 10 5/8% Senior Subordinated Notes due 2010 (the "Notes");

     WHEREAS Section 4.20 of the Indenture provides that under certain circumstances the Company is required to cause the New Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantors shall unconditionally guarantee all of the Company's obligations under the Notes pursuant to a Guarantee on the terms and conditions set forth in the Indenture; and

     WHEREAS pursuant to Section 8.01 of the Indenture, the Trustee, the Company and Existing Guarantors are authorized to execute and deliver this Supplemental Indenture;

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantors, the Company, the Existing Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Noteholders as follows:

     1    Definitions. (a) Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

     (b) For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires: (i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

     2    Agreement to Guarantee.  The New Guarantors hereby agree, jointly and
          ----------------------
severally with all other Guarantors, to Guarantee the Company's Obligations under the Notes on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture. From and after the date hereof, the New Guarantors shall be Guarantors for all purposes under the Indenture and the Notes.

     3    Ratification of Indenture; Supplemental Indentures Part of Indenture.
          --------------------------------------------------------------------
Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Noteholder heretofore or hereafter authenticated and delivered shall be bound hereby.

     4    Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND
          -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE.

     5    Trustee Makes No Representation. The Trustee shall not be responsible
          -------------------------------
in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Company.

     6    Multiple Counterparts. The parties may sign multiple counterparts of
          ---------------------
this Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

     7    Headings. The headings of this Supplemental Indenture have been
          --------
inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date and year first above written.


                                   NEW GUARANTORS:


                                   AZ PALLET, INC.

                                   By: /s/ Edward Rhyne
                                       ---------------------------------------
                                       Name: Edward Rhyne
                                       Title: Vice President

                                   BROMLEY ACQUISITION COMPANY, INC.

                                   By: /s/ Edward Rhyne
                                       ---------------------------------------
                                       Name: Edward Rhyne
                                       Title: Vice President

                                       3
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                              TEXAS PALLET ACQUISITION, INC.


                              By: /s/ Edward Rhyne
                                  ---------------------------------
                                  Name: Edward Rhyne
                                  Title: Vice President

                              GEORGE BELFER DRUM & BARREL CO


                              By: /s/ Elliot Pearlman
                                  ----------------------------------
                              Name:  Elliot Pearlman
                              Title: Vice President

                              THE COMPANY:


                              IFCO SYSTEMS N.V.


                              By: /s/ Edward Rhyne
                                  ------------------------------------
                                  Name:  Edward Rhyne
                                  Title: Executive Vice President and General
                                  Counsel

                              EXISTING GUARANTORS:


                              IFCO EUROPE BETEILIGUNGS GMBH


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Authorized Signatory


                              IFCO GMBH (F/K/A IFCO INTERNATIONAL FOOD CONTAINER
                                GMBH)


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Authorized Signatory


                              IFCO FINANCE CONSULTING GMBH


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Authorized Signatory


                              IFCO SKANDINAVIEN A/S


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Authorized Signatory


                              GISO VERWALTUNGSGESELLSCHAFT MBH & CO.
                                BEHALTERLEASING KG


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Authorized Signatory


                              MTS OKOLOGISTIK VERWALTUNGS GMBH


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Authorized Signatory

                              IFCO INTERNATIONAL NETWORK
                                BETEILIGUNGSGESELLSCHAFT MBH

                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Authorized Signatory


                              IFCO ARGENTINA S.A.


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Authorized Signatory


                              IFCO Systems North America, Inc.
                                (F/K/A PALEX, INC.)


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Vice President


                              ACME BARREL COMPANY, INC.


                              By: /s/ Elliot Pearlman
                                  ----------------------------------
                                  Name:  Elliot Pearlman
                                  Title: President


                              BAY AREA PALLET COMPANY


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Vice President


                              BLACK RIVER FOREST PRODUCTS, INC.


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Vice President

                              CHARLOTTE STEEL DRUM CORPORATION


                              By: /s/ Elliot Pearlman
                                  ----------------------------------
                                  Name:  Elliot Pearlman
                                  Title: Vice President


                              CONSOLIDATED CONTAINER CORPORATION


                              By: /s/ Elliot Pearlman
                                  ----------------------------------
                                  Name:  Elliot Pearlman
                                  Title: Vice President


                              CONTAINER RESOURCES CORPORATION


                              By: /s/ Elliot Pearlman
                                  ----------------------------------
                                  Name:  Elliot Pearlman
                                  Title: Vice President


                              CONTAINER SERVICES COMPANY NW, INC. (F/K/A
                                CONTAINER SERVICES COMPANY NW ACQUISITION, INC.)


                              By: /s/ Elliot Pearlman
                                  ----------------------------------
                                  Name:  Elliot Pearlman
                                  Title: President


                              CONTAINER SERVICES COMPANY SW, INC. (F/K/A
                                CONTAINER SERVICES COMPANY SW ACQUISITION, INC.)


                              By: /s/ Elliot Pearlman
                                  ----------------------------------
                                  Name:  Elliot Pearlman
                                  Title: President


                              DUCKERT PALLET CO., INC.


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Vice President

                              DRUM SERVICE CO. OF FLORIDA


                              By: /s/ Elliot Pearlman
                                  ----------------------------------
                                  Name:  Elliot Pearlman
                                  Title: Vice President


                              ENVIRONMENTAL RECYCLERS OF COLORADO, INC.


                              By: /s/ Elliot Pearlman
                                  ----------------------------------
                                  Name:  Elliot Pearlman
                                  Title: President


                              GILBERT LUMBER INCORPORATED


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Vice President


                              ISAACSON LUMBER COMPANY


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Vice President


                              INTERSTATE PALLET CO., INC.


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Vice President


                              NEW LONDON PALLET, INC.


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Vice President

                              PALEX CONTAINER SYSTEMS, INC.


                              By: /s/ Elliot Pearlman
                                  ----------------------------------
                                  Name:  Elliot Pearlman
                                  Title: President


                              PALEX-TEXAS, INC.


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Vice President


                              PALEX-TEXAS, L.P.


                              By:  PALEX-TEXAS, INC., General Partner

                                By: /s/ Edward Rhyne
                                  ----------------------------------
                                    Name:  Edward Rhyne
                                    Title: Vice President


                              PALEX TEXAS HOLDINGS, INC.


                              By: /s/ Casey A. Fletcher
                                  ----------------------------------
                                  Name:  Casey A. Fletcher
                                  Title: President


                              PALLET OUTLET COMPANY, INC.


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Vice President


                              RIDGE PALLETS, INC.


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Vice President

                              SHEFFIELD LUMBER AND PALLET COMPANY, INC.


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Vice President


                              SHIPSHEWANA PALLET CO., INC.


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Vice President


                              SMG CORPORATION


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Vice President


                              SONOMA PACIFIC COMPANY


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Vice President


                              SOUTHERN PALLET, INC.


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Vice President


                              VALLEY CRATING AND PACKAGING, INC.


                              By: /s/ Edward Rhyne
                                  ----------------------------------
                                  Name:  Edward Rhyne
                                  Title: Vice President

                              WESTERN CONTAINER LIMITED LIABILITY COMPANY


                              By: /s/ Elliot Pearlman
                                  ----------------------------------
                                  Name:  Elliot Pearlman
                                  Title: Manager


                              IFCO-U.S., L.L.C.


                              By: /s/ William G. Anderson
                                  ----------------------------------
                                  Name:  William G. Anderson
                                  Title: President


                              THE BANK OF NEW YORK,
                               as Trustee


                              By: /s/ Carlos J. Capellan
                                  ----------------------------------
                                  Name:  Carlos J. Capellan
                                  Title: Assistant Treasurer